HIT’s Prudent Strategy Does Not Include Leverage through Borrowing or Derivatives

Chang Suh

Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

October 22, 2008

The HIT does not use leverage and therefore does not have any exposure to losses due to margin calls as asset values decline.

The AFL-CIO Housing Investment Trust (HIT) has never used leverage in an attempt to enhance portfolio returns. Therefore, the HIT has not incurred losses that many leveraged investors have experienced as their assets have lost value and their lenders have required additional security or cash. Recently, many investors have learned that leverage can magnify the effects of negative market movements as well as positive market movements.

The HIT’s investment strategy has always been based on fundamentals and on investment over a long time horizon. It emphasizes investments in the highest credit quality securities, those issued by the U.S. government and government sponsored enterprises (GSEs). Over 94% of the HIT’s portfolio is guaranteed by the U.S. government or a GSE and over 3% is AAA-rated. Virtually all of the HIT’s investments are liquid.

During recent periods when many other market participants ignored risk, seeking higher returns without fully understanding the potential for losses, the HIT remained disciplined. In addition to avoiding leverage, the HIT never has invested in securities backed by subprime mortgages. In fact, the only residential mortgage-backed securities (MBS) in which the HIT has invested are those guaranteed by Ginnie Mae or issued by a GSE. The latter now benefit from the credit of the U.S. government and are more valuable than before (see The Impact of the Takeover of Fannie Mae and Freddie Mac on www.aflcio-hit.com). Further, the HIT specializes in multifamily MBS with government/GSE credit quality that have prepayment protection and yield premiums over comparable Treasuries. Most of these MBS are purchased in the primary market, where the HIT can structure securities to meet its risk, return and duration requirements. This negotiation often leads to better pricing than in the secondary market. The strategic focus on multifamily MBS has allowed the HIT to generate superior risk-adjusted returns over the long run.

Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that any investment strategies will work under all market conditions, especially during periods of downturn in the market.

Investors should consider the HITs investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit aflcio-hit.com.

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200

Washington, DC 20037

(202) 331-8055